UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): March 2, 2011 (March 2, 2011)
Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	001-14956 (Commission File Number)	98-0448205 (I.R.S Employer Identification No.)
7150 Mississauga Road,
Mississauga, Ontario,
Canada L5N 8M5
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (905) 286-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Valeant Pharmaceuticals International, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2010 (the “November Form 8-K”). The Company is filing this Form 8-K/A to amend the November Form 8-K to update the disclosure under Item 4.01.

Item 4.01.	Changes in Registrant’s Certifying Accountant.
As previously disclosed in the November Form 8-K, the Company notified Ernst & Young LLP (“E&Y”) and PricewaterhouseCoopers LLP (“PwC”) that the Company’s Audit Committee (the “Audit Committee”) determined to recommend to the Company’s Board of Directors (the “Board”) that, at the Company’s annual meeting of shareholders in 2011, the Board recommend that shareholders appoint PwC as the Company’s independent registered public accountant for the fiscal year ending December 31, 2011. E&Y continued to serve as the Company’s independent registered public accountant engaged to audit the Company’s consolidated financial statements as of and for the period ending December 31, 2010. The Company expects that, based on the recommendation of the Company’s Audit Committee, the Board will (i) appoint PwC as the Company’s independent registered public accountant until the close of the upcoming 2011 annual meeting of shareholders and (ii) recommend that shareholders appoint PwC as the Company’s independent registered public accountant to serve until the close of the Company’s 2012 annual meeting of shareholders. The Company and E&Y have agreed that E&Y shall continue to serve as the Company’s independent registered public accountant until such time as the Board appoints PwC to serve as the Company’s independent registered public accountant.
The audit report of E&Y on the consolidated financial statements of the Company as of and for each of the two fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s fiscal years ended December 31, 2010 and 2009, and in the Company’s subsequent interim period from January 1, 2011 through March 1, 2011, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided E&Y with a copy of this report and requested that E&Y provide a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from E&Y, dated March 2, 2011, is attached hereto as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter, dated March 2, 2011, from Ernst & Young LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
Date: March 2, 2011	By:	/s/ Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel